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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2004


                          McDERMOTT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


     REPUBLIC OF PANAMA                    1-8430               72-0593134
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission)           (IRS Employer
      of incorporation)                   File No.)          Identification No.)


1450 Poydras Street, New Orleans, Louisiana                      70112-6050
--------------------------------------------------------------------------------
 (Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including Area Code:  (504) 587-5400

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Item 5. Other Events

On March 19, 2004 Standard & Poor's Ratings Services raised its corporate credit ratings on McDermott International, Inc. ("MII") and its subsidiary McDermott Incorporated ("MI") to B- from CCC+. MII and MI were also removed from CreditWatch where they were placed on October 2003.At the same time, Standard & Poor's lowered its corporate credit rating on J. Ray McDermott, S. A to CCC+ from B-.Standard & Poor's announced these changes in a press release issued on March 19, 2004. A copy of that press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     McDERMOTT INTERNATIONAL INC.


                                     By: /s/Thomas A. Henzler
                                         ---------------------------------------
                                         Thomas A. Henzler
                                         Vice President and Corporate Controller

March 24, 2004

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                                INDEX TO EXHIBITS

Exhibit
Number                           Description
-------     ------------------------------------------------------
99.1        Standard & Poor's Ratings Services press release dated
            March 19, 2004


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